UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549


                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date Of Report (Date Of Earliest Event Reported): March 1, 2005

                                 Owens Corning
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number: 1-3660


               DE                                            34-4323452
   (State or Other Jurisdiction of                         (I.R.S. Employer
   Incorporation or Organization)                          Identification No.)


                  One Owens Corning Parkway, Toledo, OH 43659
          (Address of Principal Executive Offices, Including Zip Code)


                                  419-248-8000
              (Registrant's Telephone Number, Including Area Code)


         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                      Items to be Included in This Report

ITEM 8.01 OTHER EVENTS.

         On February 23, 2005, Owens Corning and certain of its United States subsidiaries, as debtors in possession (the "Debtors"), filed an emergency motion (the "Motion") for entry of interim and final orders pursuant to Sections 105(a), 362(a)(3) and 541 under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") before the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         The Motion sought an order from the Bankruptcy Court (the "Order") to enable the Debtors to avoid limitations on the use of their tax net operating loss carryforwards and certain other tax attributes by imposing certain notice procedures and transfer restrictions on the trading of equity securities of Owens Corning. A Current Report on Form 8-K was filed by Owens Corning on February 24, 2005, and contains a summary of the Motion and proposed orders.

         On March 1, 2005, an Interim Order granting the relief sought by the Motion was granted by The Honorable Judith K. Fitzgerald of the Bankruptcy Court, and was entered on the docket (Docket No. 14555). A hearing on the Debtors' motion to make the Interim Order a Final Order will be held on April 25, 2005. Any objections to the interim relief granted in the Interim Order becoming final, or the entry of a Final Order granting the relief sought in the Motion, must be filed by 4:00pm prevailing Eastern time, on April 8, 2005. If no objections are timely filed, the Bankruptcy Court may enter a Final Order granting the relief sought in the Motion without further notice or hearing.

         Any statements relating to the Motion and the Interim Order are qualified in their entirety by the attached Motion, the Interim Order and the exhibits attached thereto, attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits

                99.1     Motion and Interim Order (including exhibits thereto).


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

                                  Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                          Owens Corning


Date: March 3, 2005                       By:  /s/    Stephen K. Krull
                                               ------------------------------
                                               Stephen K. Krull
                                               Senior Vice President, General
                                               Counsel and Secretary


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                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1              Motion and Interim Order (including exhibits thereto)


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